UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

CARVANA CO.

(Exact name of registrant as specified in its charter)

Delaware	001-38073	81-4549921
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1930 W. Rio Salado Parkway

Tempe, Arizona 85281

(Address of principal executive offices, including zip code)

(480) 719-8809

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par value $0.001 Per Share	CVNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 24, 2019, Carvana Co. (the “Company”), issued $250.0 million in aggregate principal amount of 8.875% Senior Notes due 2023 (the “New Notes”). The New Notes were issued as additional notes pursuant to the First Supplemental Indenture, dated as of May 24, 2019 (the “Supplemental Indenture”), among the Company, the guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”). The Supplemental Indenture supplements the Indenture, dated as of September 21, 2018 (the “Indenture”), among the Company, the Guarantors and the Trustee.

The Company previously issued $350.0 million of its 8.875% Senior Notes due 2023 (the “Existing Notes” and together with the New Notes, the “Notes”). The New Notes are treated as a single class with the Existing Notes for all purposes and have the same terms as those of the Existing Notes. The New Notes and the Existing Notes will trade fungibly with one another.

The description of the Indenture set forth under Item 1.01 of the Company’s Current Report filed with the Securities and Exchange Commission on September 21, 2018 is incorporated by reference into this Item 1.01.

The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the complete text of the Supplemental Indenture filed as Exhibit 4.1 hereto.

Creation of Direct Financial Obligation of a Registrant

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits 5.1, 23.1 and 99.1 filed herewith in connection with the issuance by the registration, offering and sale by the Company of up to 4,830,000 shares of Class A common stock of the Company (the “Common Stock”) (which includes up to 630,000 shares of Common Stock pursuant to the underwriters’ 30-day option to purchase additional shares of Common Stock from the Company), pursuant to the Company’s automatic shelf registration statement on Form S-3 (No. 333-231606) (the “Registration Statement”).

(d) Exhibits

Exhibits 5.1, 23.1 and 99.1 are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report.

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of May 23, 2019, among Carvana Co., the guarantors party thereto and U.S. Bank National Association, as trustee.

5.1	Opinion of Kirkland of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

Date: May 24, 2019	CARVANA CO.

	By:	/s/ Mark Jenkins
	Name:	Mark Jenkins
	Title:	Chief Financial Officer